UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 19, 2012

WSI Industries, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-00619		41-0691607
(Commission File Number)		(I.R.S. Employer Identification No.)

213 Chelsea Road Monticello, MN		55362
(Address Of Principal Executive Offices)		(Zip Code)

(763) 295-9202
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3, 4, 5, 6, and 7 are not applicable and therefore omitted.

Item 2.02                      Results of Operations and Financial Condition.

WSI Industries, Inc. (the “Company”) issued a press release on June 19, 2012 disclosing material non-public information regarding its results of operations for the third quarter of fiscal year 2012.  The Company hereby furnishes the press release, which is attached hereto as Exhibit 99.1.

Item 8.01                      Other Events.

On June 19, 2012, the Company’s Board of Directors declared a dividend of $.04 per share payable July 19, 2012 to holders of record on July 5, 2012.

Item 9.01                      Financial Statements And Exhibits.

Exhibit No.	Description
99.1	Press Release issued by WSI Industries, Inc. on June 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSI INDUSTRIES, INC.

By: /s/ Benjamin T. Rashleger
Benjamin T. Rashleger Chief Executive Office & President

Date:   June 20, 2012